Exhibit 10.1

AMENDMENT #17 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT #17 (this “Amendment”), dated as of May 9, 2008 is entered into by and among:

(a) Actuant Receivables Corporation, a Nevada corporation (“Seller”),

(b) Actuant Corporation, a Wisconsin corporation (“Parent”), as initial Servicer,

(c) Variable Funding Capital Company LLC (as assignee of Blue Ridge Asset Funding Corporation, a Delaware corporation) (“VFCC”), and

(d) Wachovia Bank, National Association, as agent for VFCC and its assigns under the Transaction Documents and under the Liquidity Agreement (together with its successors and assigns in such capacity, the “Agent”), with respect to the Receivables Purchase Agreement dated as of May 30, 2001 by and among the Seller, Parent, VFCC and Agent (as amended, restated or otherwise modified from time to time, the “Existing Agreement”). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Existing Agreement.

PRELIMINARY STATEMENT

Each of the parties wishes to amend the Existing Agreement on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments. The definition of “Amortization Date” contained in Exhibit I to the Existing Agreement is hereby amended and restated in its entirety to read as follows:

““Amortization Date” means the earliest to occur of (i) September 10, 2008, (ii) the day on which any of the conditions precedent set forth in Section 6.2 are not satisfied, (iii) the Business Day immediately prior to the occurrence of an Event of Bankruptcy with respect to any Seller Party, (iv) the Business Day specified in a written notice from the Agent following the occurrence and during the continuance of any other Amortization Event, and (v) the date which is not less than 10 Business Days after the Agent’s receipt of written notice from Seller that it wishes to terminate the facility evidenced by this Agreement.”

Section 2. Representations. In order to induce the other parties hereto to consent to this Amendment, Seller hereby confirms that, as of the date of this Amendment:

(a) the representations and warranties set forth in Section 5.1 of the Existing Agreement are true and correct on and as of the date of this Amendment as though made on the date hereof;

(b) no event has occurred and is continuing that will constitute an Amortization Event or an Unmatured Amortization Event; and

(c) the Aggregate Invested Amount does not exceed the Purchase Limit and the aggregate Receivable Interests do not exceed 100%.

Section 3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon the receipt by the Agent of counterparts hereof, duly executed by each of the parties hereto, and the effectiveness of the Eleventh Amended and Restated Fee Letter (including without limitation, the receipt of the fee set forth therein).

Section 4. Miscellaneous.

4.1. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

4.2. CONSENT TO JURISDICTION. EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY, AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

4.3. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

4.4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

4.5. Reference to and Effect on Existing Agreement. Except as specifically modified above, the Existing Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent under the Existing Agreement or any other Transaction Documents, nor constitute a waiver of any provision of the Existing Agreement or any other Transaction Documents, except as specifically set forth herein.

<signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers or attorneys-in-fact as of the date hereof.

ACTUANT RECEIVABLES CORPORATION

By:	/s/ Patrick C. Dorn
Name: Patrick C. Dorn
Title: President

Address:	3993 Howard Hughes Pkwy.
Suite 100
Las Vegas, Nevada 89109

	Attn:	Pat Dorn

	Phone:	(702) 735-1811
	Fax:	(702) 735-1785

ACTUANT CORPORATION

By:	/s/ Terry M. Braatz
Name: Terry M. Braatz
Title: Treasurer

Address:	3000 W Silver Spring Road
Milwaukee, WI 53007

	Attn:	Terry M. Braatz

	Phone:	262-373-7437
	Fax:	262-790-6820

[Signature Page to Amendment No. 17 to Receivables Purchase Agreement]

VARIABLE FUNDING CAPITAL COMPANY LLC

BY: WACHOVIA CAPITAL MARKETS LLC., ITS ATTORNEY-IN-FACT

By:	/s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr.
Title: Director

WACHOVIA BANK, NATIONAL ASSOCIATION, AS A LIQUIDITY BANK AND AS AGENT

By:	/s/ Michael J. Landry
Name: Michael J. Landry
Title: Vice President

[Signature Page to Amendment No. 17 to Receivables Purchase Agreement]